SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 17, 2017

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3555 Farnam Street Omaha, Nebraska	68131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 17, 2017, Berkshire Hathaway Inc. (“Berkshire”) issued (i) €550,000,000 aggregate principal amount of its 0.250% Senior Notes due 2021 and (ii) €550,000,000 aggregate principal amount of its 0.625% Senior Notes due 2023 ((i) and (ii) collectively, the “Notes”) under a registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), filed with the Securities and Exchange Commission (the “Commission”) on January 26, 2016 (Registration No. 333-209122) (the “Registration Statement”). The Notes were sold pursuant to an underwriting agreement entered into on January 5, 2017, by and between (a) Berkshire and (b) Goldman, Sachs & Co., J.P. Morgan Securities plc, Merrill Lynch International and Wells Fargo Securities, LLC.

The Notes are issued under an Indenture, dated as of January 26, 2016, by and among Berkshire, as issuer and guarantor, Berkshire Hathaway Finance Corporation, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”) and (a) an officers’ certificate dated as of January 17, 2017 by Berkshire with respect to its 0.250% Senior Notes due 2021 and (b) an officers’ certificate dated as of January 17, 2017 by Berkshire with respect to its 0.625% Senior Notes due 2023 ((a) and (b) collectively, the “Officers’ Certificates”).

The relevant terms of the Notes and the Indenture are further described under the caption “Description of the Notes” in the prospectus supplement relating to the Notes, dated January 5, 2017, filed with the Commission by Berkshire on January 6, 2017, pursuant to Rule 424(b)(2) under the Securities Act and in the section entitled “Description of the Debt Securities” in the base prospectus relating to debt securities of Berkshire, dated January 26, 2016, included in the Registration Statement, which descriptions are incorporated herein by reference.

A copy of the Indenture is set forth in Exhibit 4.1 of the Registration Statement and is incorporated herein by reference. A copy of the officers’ certificate with respect to Berkshire’s 0.250% Senior Notes due 2021 (including the form of Berkshire’s 0.250% Senior Notes due 2021) is attached hereto as Exhibit 4.2 and is incorporated herein by reference. A copy of the officers’ certificate with respect to Berkshire’s 0.625% Senior Notes due 2023 (including the form of Berkshire’s 0.625% Senior Notes due 2023) is attached hereto as Exhibit 4.3 and is incorporated herein by reference. The descriptions of the Indenture, the Officers’ Certificates and the Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture, the Officers’ Certificates and the Notes, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated January 5, 2017, by and between (a) Berkshire Hathaway Inc. and (b) Goldman, Sachs & Co., J.P. Morgan Securities plc, Merrill Lynch International and Wells Fargo Securities, LLC.

4.1	Indenture, dated as of January 26, 2016, by and among Berkshire Hathaway Inc., Berkshire Hathaway Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of Berkshire’s Registration Statement on Form S-3 (Registration No. 333-209122) filed with the Commission on January 26, 2016).

4.2	Officers’ Certificate of Berkshire Hathaway Inc., dated as of January 17, 2017, including the form of Berkshire Hathaway Inc.’s 0.250% Senior Notes due 2021.

4.3	Officers’ Certificate of Berkshire Hathaway Inc., dated as of January 17, 2017, including the form of Berkshire Hathaway Inc.’s 0.625% Senior Notes due 2023.

5.1	Opinion of Munger, Tolles & Olson LLP, dated January 17, 2017, with respect to the Notes.

23.1	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 17, 2017	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg

By: Marc D. Hamburg
Senior Vice President and Chief Financial Officer

Exhibit Index

1.1	Underwriting Agreement, dated January 5, 2017, by and between (a) Berkshire Hathaway Inc. and (b) Goldman, Sachs & Co., J.P. Morgan Securities plc, Merrill Lynch International and Wells Fargo Securities, LLC.

4.1	Indenture, dated as of January 26, 2016, by and among Berkshire Hathaway Inc., Berkshire Hathaway Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of Berkshire’s Registration Statement on Form S-3 (Registration No. 333-209122) filed with the Commission on January 26, 2016).

4.2	Officers’ Certificate of Berkshire Hathaway Inc., dated as of January 17, 2017, including the form of Berkshire Hathaway Inc.’s 0.250% Senior Notes due 2021.

4.3	Officers’ Certificate of Berkshire Hathaway Inc., dated as of January 17, 2017, including the form of Berkshire Hathaway Inc.’s 0.625% Senior Notes due 2023.

5.1	Opinion of Munger, Tolles & Olson LLP, dated January 17, 2017, with respect to the Notes.

23.1	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.1).